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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 28, 2001


        CWMBS, Inc., (as depositor under the Trust Agreement, dated as of December 28, 2001, providing for the issuance of the CWMBS,
       Inc., Resecuritization Mortgage Trust 2001-33R, Resecuritization
                   Mortgage Certificates, Series 2001-33R).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                           333-64564            95-4596514
-------------------------------         ---------            ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
       of Incorporation)               File Number)       Identification No.)


4500 Park Granada
Calabasas, California                                    91302
---------------------                                    -----
(Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1)

        23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.



                                          By: /s/ Celia Coulter
                                              ------------------
                                                  Celia Coulter
                                                  Vice President



Dated:  December 28, 2001

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included
          in Exhibit 5.1)                                                 5

23.1      Consent of Sidley Austin Brown & Wood LLP (included in
          Exhibits 5.1 and 8.1)                                           5